PROSPECTUS   MAY 1, 2001
                                             AS SUPPLEMENTED ON DECEMBER 7, 2001


[INVESTOR CLASS (written vertically)]




                                                                      The Strong
                                                               Aggressive Growth
                                                                           Funds



                                             [PICTURE OF MAN HOLDING TELEPHONE]








             Strong Enterprise Fund
              Strong Growth 20 Fund
         Strong Technology 100 Fund
   Strong U.S. Emerging Growth Fund


                                                     STRONG  [STRONG LOGO]


THE SECURITIES AND EXCHANGE COMMISSION (SEC) HAS NOT APPROVED OR DISAPPROVED OF THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

TABLE OF CONTENTS

YOUR INVESTMENT

KEY INFORMATION

WHAT ARE THE FUNDS' GOALS?                                                    1

WHAT ARE THE FUNDS' PRINCIPAL INVESTMENT STRATEGIES?                          1

WHAT ARE THE MAIN RISKS OF INVESTING IN THE FUNDS?                            3

WHAT ARE THE FUNDS' FEES AND EXPENSES?                                       10

WHO ARE THE FUNDS' INVESTMENT ADVISOR AND PORTFOLIO MANAGERS?                11

OTHER IMPORTANT INFORMATION YOU SHOULD KNOW

FINANCIAL HIGHLIGHTS                                                         15

YOUR ACCOUNT

SHARE PRICE                                                                  20

BUYING SHARES                                                                21

SELLING SHARES                                                               24

ADDITIONAL POLICIES                                                          26

DISTRIBUTIONS                                                                29

TAXES                                                                        29

SERVICES FOR INVESTORS                                                       30

RESERVED RIGHTS                                                              33

FOR MORE INFORMATION                                                 BACK COVER



IN THIS PROSPECTUS, "WE" OR "US" REFERS TO STRONG CAPITAL MANAGEMENT, INC., THE INVESTMENT ADVISOR, ADMINISTRATOR, AND TRANSFER AGENT FOR THE STRONG FUNDS.

                                                                YOUR INVESTMENT

KEY INFORMATION

WHAT ARE THE FUNDS' GOALS?

Each fund seeks capital growth.

WHAT ARE THE FUNDS' PRINCIPAL INVESTMENT STRATEGIES?

ENTERPRISE FUND generally invests, under normal conditions, in stocks of small- and medium-capitalization companies, though it may invest in companies of any size. It focuses on companies that the manager believes are positioned for rapid growth of revenue and earnings. The fund's manager strives to find leading companies in rapidly growing industries such as business services, computer and digital products, financial services, healthcare services, Internet-related companies, medical technology, retail, and telecommunications. Companies that have the potential for accelerated earnings growth because of management changes, new products, or changes in the economy also may be attractive candidates for the portfolio. To a limited extent, the fund may also invest in foreign securities.

The GROWTH 20 FUND focuses, under normal conditions, on stocks of 20 to 30 companies that its manager believes have favorable prospects for accelerating growth of earnings but are selling at reasonable valuations based on earnings, cash flow, or asset value. The portfolio can include stocks of any size. The fund writes put and call options. This means that the fund sells an option to another party to either sell a stock to (put) or buy a stock from (call) the fund at a predetermined price in the future. The manager's decision to engage in this hedging strategy will reflect the manager's judgment that writing an option on a stock will provide value to the fund and its shareholders. To a limited extent, the fund may also invest in foreign securities.

The TECHNOLOGY 100 FUND invests, under normal conditions, in 75 to 125 stocks of companies of any size that derive at least 50% of their revenues, expenses, or profits from producing, developing, selling, using, or distributing technology products or services. The fund's portfolio will likely include stocks from the following sectors: computer software and hardware, semiconductor, media, biotechnology, communications, electronics, defense and aerospace. The portfolio can invest in futures and options transactions for hedging and risk management purposes. Also, the fund writes put and call options. This means that the fund sells an option to another party to either sell a stock to (put) or buy a stock from (call) the fund at a predetermined price in the future. The manager's decision to engage in this hedging strategy will reflect the manager's judgment that writing an option on a stock will provide value to the fund and its shareholders. To a limited extent, the fund may also invest in foreign securities.

The U.S. EMERGING GROWTH FUND invests, under normal conditions, in stocks of companies that appear to have relatively strong long-term growth potential in revenues and profitability. The fund generally invests in the stocks of small-capitalization companies, although the fund can invest in stocks of any size. To identify these companies, the managers look for several characteristics, including strong revenue growth, high return on invested capital, overall financial strength, competitive advantages, reasonable current stock price, effective management, and competence in research, development, and marketing. To a limited extent, the fund may also invest in foreign securities.

For each fund, if there is a change in the company's growth prospects or a deterioration in the company's fundamental qualities, the manager may sell that company's stock. Also, each fund's active trading approach may increase the fund's costs, which may reduce the fund's performance. The fund's active trading approach may also increase the amount of capital gains tax that you pay on the fund's returns.

The  managers  of each of the funds may  invest  without  limitation  in cash or cash-type securities (high-quality, short-term debt securities issued by corporations, financial institutions, the U.S. government, or foreign governments) as a temporary defensive position during adverse market, economic, or political conditions if the fund's managers determine that a temporary defensive position is advisable. Taking a temporary defensive position could reduce the benefit to these funds if the market goes up. In this case, the funds may not achieve their investment goals.

WHAT ARE THE MAIN RISKS OF INVESTING IN THE FUNDS?

STOCK RISKS: Each of the fund's major risks are those of investing in the stock market. This means the funds may experience sudden, unpredictable declines in value, as well as periods of poor performance. Because stock values go up and down, the value of your fund's shares may go up and down. Therefore, when you sell your investment, you may receive more or less money than you originally invested.

FOREIGN SECURITIES RISKS: Each of the funds may invest up to 25% of its assets in foreign securities. Foreign investments involve additional risks, including less liquidity, currency-rate fluctuations, political and economic instability, differences in financial reporting standards, and less-strict regulation of securities markets.

FUTURES AND OPTIONS RISKS: The TECHNOLOGY 100 FUND uses futures and options to manage risk or hedge against market volatility. Futures are agreements for the future sale by one party and purchase by another party of an underlying financial instrument at a specified price on a specified date. Options are rights, but not obligations, to buy or sell a security at a specified price on a specified date. Futures and options may not always be successful hedges and their prices can be highly volatile. They may not always successfully manage risk. Using them could lower a fund's total return, and the potential loss from the use of futures can exceed a fund's initial investment in such contracts.

GROWTH-STYLE INVESTING RISKS: Different types of stocks tend to shift into and out of favor with stock market investors depending on market and economic conditions. Because each of the funds focuses on growth-style stocks, each fund's performance may at times be better or worse than the performance of stock funds that focus on other types of stocks or that have a broader investment style.

TECHNOLOGY RISKS: The TECHNOLOGY 100 FUND concentrates its assets in companies engaged in the technology market sector. The value of these companies is vulnerable to rapidly changing technology, extensive government regulation, and relatively high risks of obsolescence caused by scientific and technological advances. These companies face greater risk of business failure. Also, the securities of these companies generally have higher price/earning (P/E) ratios than the P/E ratios of the general stock market. A P/E ratio describes the relationship between the price of a stock and its earnings per share during the last 12 months. The higher the P/E, the more earnings growth investors are expecting. However, stocks with a higher P/E are considered riskier than stocks with a lower P/E, lower growth, and proven earnings. As a result of all of these factors, each fund's shares are subject to abrupt or erratic price movements and are likely to fluctuate in value more than those of a fund investing in a broader range of securities.

MANAGEMENT RISK: Each of the funds is subject to management risk because each fund is actively managed. There is no guarantee that the investment techniques and risk analyses used by each fund's managers will produce the desired results.

NONDIVERSIFIED PORTFOLIO RISK: The GROWTH 20 FUND is nondiversified, so compared to diversified funds, it may take larger positions in individual stocks. As a result, the shares of this fund are likely to fluctuate in value more than those of a fund investing in a broader range of securities.

NOT INSURED RISK: An investment in a fund is not a bank deposit, and it is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

SMALL AND MEDIUM COMPANIES RISKS: Each of the funds invests a substantial portion of its assets in the stocks of small- and medium-capitalization companies. Small- and medium-capitalization companies often have narrower markets and more limited managerial and financial resources than larger, more established companies. As a result, their performance can be more volatile and they face greater risk of business failure, which could increase the volatility of the funds' portfolios. Generally, the smaller the company size, the greater these risks.

WRITING OPTIONS RISK: The GROWTH 20 FUND and the TECHNOLOGY 100 FUND write put and call options. In doing so, the funds receive fees for writing the options but are exposed to losses due to adverse changes in the value of the underlying asset against which the option was written. Although writing options can serve as a limited or partial hedge against adverse market movements, whether or not a hedging strategy is successful depends on a variety of factors, particularly the ability of the fund's managers to predict movements of the price of the hedged stock. Transactions involving written options may also include elements of leverage and could magnify a fund's losses. In addition, using options in this manner may reduce a fund's opportunity for investment gain. To the extent required, the funds will cover the financial exposure created by writing put and call options. To accomplish this, the funds will either use offsetting options or futures or designate liquid assets on its books and records.

Each of the funds is appropriate for investors who are comfortable with the risks described here and whose financial goals are five or more years in the future. The funds are not appropriate for investors concerned primarily with principal stability.

FUND STRUCTURE
Each of the funds, except the TECHNOLOGY 100 FUND, has adopted a multiple class plan. The ENTERPRISE FUND and the GROWTH 20 FUND offer Investor Class shares and Advisor Class shares. The TECHNOLOGY 100 FUND and the U.S. EMERGING GROWTH FUND offer Investor Class shares. Only the Investor Class shares of each fund are offered in this prospectus. The principal differences between each of the classes of shares are that the Advisor Class shares are subject to distribution fees and expenses under a 12b-1 plan and each class of shares is subject to different administrative and transfer agency fees and expenses.

FUND PERFORMANCE
The following return information illustrates how the performance of the funds' Investor Class shares can vary, which is one indication of the risks of investing in the funds. Please keep in mind that the past performance does not represent how a fund will perform in the future. The information assumes that you reinvested all dividends and distributions.

CALENDAR YEAR TOTAL RETURNS

    Year        Growth 20    Enterprise    U.S. Emerging   Technology 100
                                               Growth
-------------------------------------------------------------------------------

    1998         36.5%         --                  --            --
-------------------------------------------------------------------------------
    1999        109.5%        187.8%             98.9%           --
-------------------------------------------------------------------------------
    2000        -10.3%        -29.8%              0.3%         -19.6%
-------------------------------------------------------------------------------

BEST AND WORST QUARTERLY PERFORMANCE
(DURING THE PERIODS SHOWN ABOVE)

FUND NAME                             BEST QUARTER RETURN                 WORST QUARTER RETURN
------------------------------------- ----------------------------------- -----------------------------------
Enterprise                            71.3% (4th Q 1999)                   -24.3% (4th Q 2000)
Growth 20                             64.9% (4th Q 1999)                   -25.2% (4th Q 2000)

Technology 100                        25.5% (1st Q 2000)                   -31.7% (4th Q 2000)
U.S. Emerging Growth                  53.0% (4th Q 1999)                   -18.2% (4th Q 2000)

AVERAGE ANNUAL TOTAL RETURNS
                                   AS OF 12-31-00
FUND/INDEX                                     1-YEAR            SINCE FUND INCEPTION(1)
ENTERPRISE                                     -29.77%             62.47%
S&P MidCap 400 Index(2)                         17.51%             27.52%
Russell Midcap Index(3)                          8.25%             20.31%
Lipper Multi-Cap Growth Funds Index(4)         -12.05%             23.72%
GROWTH 20                                      -10.33%             35.82%
S&P 500 Index(5)                                -9.11%             13.64%
Lipper Large-Cap Growth Funds Index(4)         -19.68%             14.69%
TECHNOLOGY 100                                 -19.60%            -19.60%
S&P 500 Index(5)                                -9.11%            - 9.11%
Lipper Science & Technology Funds Index(4)     -30.27%            -30.27%
U.S. EMERGING GROWTH                             0.29%             41.22%
Russell 2000 Index(6)                           -3.02%              8.44%
Lipper Small-Cap Growth Funds Index(4)          -8.25%             21.60%

(1) THE ENTERPRISE FUND, THE GROWTH 20 FUND, THE TECHNOLOGY 100 FUND, AND THE U.S. EMERGING GROWTH FUND COMMENCED OPERATIONS ON SEPTEMBER 30, 1998, JUNE 30, 1997, DECEMBER 31, 1999, AND DECEMBER 31, 1998, RESPECTIVELY.
(2) THE S&P MIDCAP 400 INDEX IS AN UNMANAGED INDEX GENERALLY REPRESENTATIVE OF THE U.S. MARKET FOR MEDIUM-CAPITALIZATION STOCKS.
(3) THE RUSSELL MIDCAP INDEX IS AN UNMANAGED INDEX GENERALLY REPRESENTATIVE OF THE U.S. MARKET FOR MEDIUM-CAPITALIZATION STOCKS. PREVIOUS PERFORMANCE COMPARISONS HAVE SHOWN THE ENTERPRISE FUND COMPARED TO AN EQUIVALENT INVESTMENT IN THE S&P MIDCAP 400 INDEX. WE ARE REPLACING THIS INDEX WITH THE RUSSELL MIDCAP INDEX AS WE BELIEVE THE RUSSELL MIDCAP INDEX MORE ACCURATELY REFLECTS THE FUND'S INVESTMENT PROGRAM.
(4) THE LIPPER MULTI-CAP GROWTH FUNDS INDEX, THE LIPPER LARGE-CAP GROWTH FUNDS INDEX, THE LIPPER SCIENCE & TECHNOLOGY FUNDS INDEX, AND THE LIPPER
SMALL-CAP GROWTH FUNDS INDEX ARE EQUALLY WEIGHTED PERFORMANCE INDICES OF THE LARGEST QUALIFYING FUNDS IN THEIR RESPECTIVE LIPPER CATEGORIES.
(5) THE S&P 500 COMPOSITE STOCK PRICE INDEX (S&P 500 INDEX) IS AN UNMANAGED INDEX GENERALLY REPRESENTATIVE OF THE U.S. STOCK MARKET.
(6)  THE  RUSSELL   2000  INDEX  IS  AN  UNMANAGED   INDEX   GENERALLY
REPRESENTATIVE OF THE U.S. MARKET FOR SMALL-CAPITALIZATION STOCKS.

The GROWTH 20 FUND'S and the U.S. EMERGING GROWTH FUND'S since inception returns were significantly enhanced through investments in initial public offerings. You should not expect that such favorable returns can be consistently achieved.

WHAT ARE THE FUNDS' FEES AND EXPENSES?

This section describes the fees and expenses that you may pay if you buy and hold shares of the funds.

SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)

The Investor Class shares of each fund are 100% no-load, so you pay no sales charges (loads) to buy or sell shares. Shares of the Technology 100 Fund held for less than one month are subject to a redemption fee of 1.00%. Redemption fees are paid directly to the fund.


ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
The costs of operating the funds are deducted from fund assets, which means you pay them indirectly. These costs are deducted before computing the daily share price or making distributions. As a result, they don't appear on your account statement, but instead reduce the total return you receive from your fund investment.

The Annual Fund Operating Expense table shown below is based on actual expenses incurred during the fund's fiscal period ending December 31, 2000. Please keep in mind, as a result of changing market conditions, total asset levels and other factors, expenses at any time during the current fiscal period may be significantly different than those shown.



ANNUAL FUND OPERATING EXPENSES (AS A PERCENT OF AVERAGE NET ASSETS)

                             MANAGEMENT                 OTHER                      TOTAL ANNUAL FUND
FUND                         FEES                       EXPENSES                   OPERATING EXPENSES
---------------------------- -------------------------- -------------------------- --------------------------
Enterprise                   0.75%                      0.68%(1)                   1.43%
Growth 20                    0.75%                      0.52%                      1.27%
Technology 100               0.75%                      0.90%                      1.65%(2)
U.S. Emerging Growth         0.75%                      0.73%(1)                   1.48%

(1) OTHER EXPENSES HAVE BEEN RESTATED AS IF THE FUND'S CURRENT TRANSFER AGENT AND ADMINISTRATION FEES HAD BEEN IN EFFECT DURING FISCAL YEAR 2000.
(2) MANAGEMENT FEES AND OTHER EXPENSES HAVE BEEN RESTATED AS IF THE FUND'S CURRENT MANAGEMENT, TRANSFER AGENT, AND ADMINISTRATION FEES HAD BEEN IN EFFECT DURING FISCAL YEAR 2000.

EXAMPLE: This example is intended to help you compare the cost of investing in the funds, before any waivers and absorptions, with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund and reinvest all dividends and distributions for the time periods indicated, and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

FUND                                 1 YEAR             3 YEARS            5 YEARS        10 YEARS
------------------------------------ ------------------ ------------------ -------------- -------------------
Enterprise                           $146               $452               $782           $1,713
Growth 20                            $129               $403               $697           $1,534
Technology 100                       $168               $520               $897           $1,955
U.S. Emerging Growth                 $151               $468               $808           $1,768

WHO ARE THE FUNDS' INVESTMENT ADVISOR AND PORTFOLIO MANAGERS?

Strong Capital Management, Inc. (Strong) is the investment advisor for the funds. Strong provides investment management services for mutual funds and other investment portfolios representing assets, as of February 28, 2001, of over $43 billion. Strong began conducting business in 1974. Since then, its principal business has been providing investment advice for individuals and institutional accounts, such as pension and profit-sharing plans, as well as mutual funds, several of which are available through variable insurance products. Strong's address is P.O. Box 2936, Milwaukee, WI 53201.

SUBADVISOR FOR U.S. EMERGING GROWTH FUND. Next Century Growth Investors, LLC (Subadvisor) is the subadvisor for the U.S. EMERGING GROWTH FUND under an agreement with Strong. Under this agreement and under the supervision of the fund's Board of Directors and Strong, the Subadvisor provides a continuous investment program for the fund. This means the Subadvisor selects the securities the fund buys and sells. The Subadvisor began conducting business in December 1998 and had over $514 million under management as of February 28, 2001. It provides investment supervision to institutional investors and high net worth clients. Its address is 5500 Wayzata Boulevard, Suite 975, Minneapolis, MN 55416.

The following individuals are the funds' portfolio managers.

DEREK V.W. FELSKE manages the TECHNOLOGY 100 FUND. He has over 15 years of investment experience and is a Chartered Financial Analyst. Mr. Felske joined Strong in January 1999 as a Portfolio Manager and has managed the TECHNOLOGY 100 FUND since its inception in December 1999. From July 1996 to January 1999, Mr. Felske was the chief executive officer of Leawood Capital Management LLC. From September 1993 to July 1996, Mr. Felske was a vice president and a Portfolio Manager of equity funds at Twentieth Century Companies, Inc. From 1991 to 1993, Mr. Felske was a member of the portfolio management team at RCM Capital
Management. Mr. Felske received his bachelor's degree in economics from Dartmouth College in 1980 and his master's of business administration in finance and accounting from Wharton Business School in 1991.

DONALD M. LONGLET co-manages the U.S. EMERGING GROWTH FUND. He has over 30 years of investment experience and is a Chartered Financial Analyst. He has co-managed the U.S. EMERGING GROWTH FUND since its inception in December 1998. Mr. Longlet has been president of the Subadvisor and a Portfolio Manager since December 1998. From 1989 to 1998, Mr. Longlet was employed by Jundt Associates, Inc. as a Portfolio Manager of equity funds. From 1983 until 1989, Mr. Longlet was a Portfolio Manager for AMEV Advisers, Inc. (now, Fortis Advisers, Inc.). Mr. Longlet began his investment career in 1968 with Northwestern National Bank of Minneapolis (now known as Wells Fargo Bank), where he served as a security analyst and Portfolio Manager until 1982. Mr. Longlet received his bachelor's degree in philosophy from the University of Minnesota in 1967.

RONALD C. OGNAR manages the GROWTH 20 FUND. He has over 30 years of investment experience and is a Chartered Financial Analyst. He joined Strong as a Portfolio Manager in April 1993 and has managed the GROWTH 20 FUND since its inception in June 1997. From 1991 to 1993, Mr. Ognar was a principal and Portfolio Manager with RCM Capital Management. From 1989 to 1991, he was a Portfolio Manager at Kemper Financial Services. Mr. Ognar began his investment career in 1968 at LaSalle National Bank after serving two years in the U.S. Army. He received his bachelor's degree in accounting from the University of Illinois in 1968.

THOMAS J. PENCE manages the ENTERPRISE FUND. He has over nine years of investment experience and is a Chartered Financial Analyst. He has managed the ENTERPRISE FUND since he joined Strong in October 2000. From June 1991 to October 2000, Mr. Pence was an equity Portfolio Manager at Conseco Capital Management, Inc. He also oversaw management of all taxable and tax exempt equity separate accounts and was named chief equity investment officer in 1998. From 1987 to 1991, he was employed by the Forum Group, a health care facilities company, where he specialized in project development, acquisition, and finance. Mr. Pence received his master's of business administration in finance from the University of Notre Dame in 1986 and his bachelor's degree in business from Indiana University in 1983.

THOMAS L. PRESS co-manages the U.S. EMERGING GROWTH FUND. He has over ten years of investment experience and is a Chartered Financial Analyst. He has co-managed the U.S. EMERGING GROWTH FUND since its inception in December 1998. Mr. Press has been Chairman and Chief Executive Officer of the Subadvisor and a Portfolio Manager since December 1998. From 1993 to 1998, Mr. Press was employed by Jundt Associates, Inc. as a Portfolio Manager of equity funds. Mr. Press was a senior vice president of Investment Advisers, Inc. and co-Portfolio Manager of an equity fund from 1992 until 1993. From 1987 to 1992, Mr. Press was a vice president of Institutional Sales at Morgan Stanley & Company, Inc. Prior to that, Mr. Press was an institutional salesman and trader at Salomon Brothers Inc. Mr. Press received his bachelor's degree in business administration from the University of Minnesota in 1979 and his master's of business administration in marketing from the University of St. Thomas in 1984.

ROBERT E. SCOTT co-manages the U.S. EMERGING GROWTH FUND. He has over seven years of investment experience and is a Chartered Financial Analyst. Mr. Scott has co-managed the U.S. EMERGING GROWTH FUND since he joined the Subadvisor in September 2000. From April 1994 to August 2000, Mr. Scott was employed at Investment Advisers, Inc. (IAI). While at IAI, Mr. Scott held various positions. From July 1999 to August 2000, he served as vice president and equity Portfolio Manager. From January 1996 to June 1999, he was an associate vice president and equity analyst, and from March 1994 to December 1995, he was a marketing analyst and investment performance analyst. From June 1991 to June 1993, Mr. Scott was a research analyst for economic and trade development at the American Embassy in Tokyo, Japan. Mr. Scott received his bachelor's degree in government from Harvard University in 1990.

OTHER IMPORTANT INFORMATION YOU SHOULD KNOW

To a limited  extent,  each fund may  participate in the initial public offering
(IPO) market. When a fund is small, IPOs may greatly increase the fund's total returns. But, as the fund grows larger, the fund is unlikely to achieve the same level of returns from IPOs. Investing in IPOs is risky, and the prices of stocks purchased in IPOs tend to fluctuate more widely than stocks of more established companies.

FINANCIAL HIGHLIGHTS

This information describes investment performance of the Investor Class shares of the funds for the periods shown. Certain information reflects financial results for a single Investor Class share outstanding for the entire period. "Total Return" shows how much an investment in the Investor Class shares of the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been audited by PricewaterhouseCoopers LLP, whose report, along with the fund's financial statements, is included in the fund's annual report.

STRONG ENTERPRISE FUND - INVESTOR CLASS
--------------------------------------------------------------------------------


                                                                             -------------------------------------------
                                                                              Dec. 31,      Dec. 31,        Dec. 31,
Selected Per-Share Data(a)                                                    2000          1999            1998(b)
------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                         $41.24        $14.74          $10.00
Income From Investment Operations:
        Net Investment Loss                                                   (0.28)        (0.09)         (0.01)
        Net Realized and Unrealized Gains (Losses) on Investments             (12.04)        27.43          4.75
------------------------------------------------------------------------------------------------------------------------
        Total from Investment Operations                                      (12.32)        27.34          4.74
Less Distributions:
        From Net Realized Gains                                                (0.55)        (0.84)        (0.00)(c)
------------------------------------------------------------------------------------------------------------------------
        Total Distributions                                                    (0.55)        (0.84)        (0.00)(c)
------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                               $28.37         $41.24         $14.74
========================================================================================================================
Ratios and Supplemental Data
------------------------------------------------------------------------------------------------------------------------
        Total Return                                                         -29.8%         +187.8%        +47.4%
        Net Assets, End of Period (In Millions)                              $575           $571           $11
        Ratio of Expenses to Average Net Assets                                1.4%            1.4%          2.0%*
        Ratio of Net Investment Loss to Average Net Assets                     0.7%)          (1.0%)        (0.9%)*
        Portfolio Turnover Rate(d)                                           473.7%          178.1%         95.7%

*  Calculated on an annualized basis.
(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)  For the period from September 30, 1998 (inception) to December 31, 1998.
(c)  Amount calculated is less than $0.01.
(d) Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(e) For the period from February 25, 2000 (Commencement of Class) to December 31, 2000.
(f)  Amount is less than $500,000.


STRONG GROWTH 20 FUND - INVESTOR CLASS
--------------------------------------------------------------------------------


                                                                    ----------------------------------------------------
                                                                    Dec. 31,    Dec. 31,     Dec. 31,         Dec. 31,
Selected Per-Share Data(a)                                          2000        1999         1998             1997(b)
------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                $30.63      $15.44       $11.31          $10.00
Income From Investment Operations:
        Net Investment Loss                                         (0.10)      (0.08)       (0.08)        (0.01)
        Net Realized and Unrealized Gains (Losses) on Investments   (3.05)      16.60         4.21          1.40
------------------------------------------------------------------------------------------------------------------------
        Total from Investment Operations                            (3.15)      16.52         4.13          1.39
Less Distributions:
        In Excess of Net Investment Income                             --          --        (0.00)(c)     (0.08)
        From Net Realized Gains                                     (2.35)      (1.33)          --            --
------------------------------------------------------------------------------------------------------------------------
        Total Distributions                                         (2.35)      (1.33)       (0.00)(c)     (0.08)
------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                      $25.13      $30.63       $15.44        $11.31
========================================================================================================================
Ratios and Supplemental Data
------------------------------------------------------------------------------------------------------------------------
        Total Return                                                -10.3%     +109.5%       +36.5%          +13.9%
        Net Assets, End of Period (In Millions)                      $766         $466           $71               $60
        Ratio of Expenses to Average Net Assets                       1.3%        1.4%         1.5%            1.4%*
        Ratio of Net Investment Loss to Average Net Assets           (0.4%)      (0.6%)       (0.6%)          (0.3%)*
        Portfolio Turnover Rate(d)                                   521.0%      432.3%       541.2%          250.1%

    *   Calculated on an annualized basis.
        (a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
        (b)   For the period from June 30, 1997 (inception) to December 31,
              1997.
        (c)   Amount calculated is less than $0.01.
        (d) Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
        (e) For the period from February 25, 2000 (Commencement of Class) to December 31, 2000.

STRONG TECHNOLOGY 100 FUND
-------------------------------------------------------------------------------

                                                                    Year Ended
                                                                    ----------
                                                                      Dec. 31,
Selected Per-Share Data(a)                                            2000
-------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                $   10.00
Income From Investment Operations:
    Net Investment Loss                                                 (0.11)
    Net Realized and Unrealized Losses on Investments                   (1.85)
-------------------------------------------------------------------------------
    Total from Investment Operations                                    (1.96)
Less Distributions:
    From Net Investment Income                                             --
-------------------------------------------------------------------------------
    Total Distributions                                                    --
-------------------------------------------------------------------------------
Net Asset Value, End of Period                                      $    8.04
===============================================================================
Ratios and Supplemental Data
-------------------------------------------------------------------------------
    Total Return                                                        -19.6%
    Net Assets, End of Period (In Millions)                         $     248
    Ratio of Expenses to Average Net Assets                               1.6%
    Ratio of Net Investment Loss to Average Net Assets                   (1.3%)
    Portfolio Turnover Rate                                             688.4%

(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.

STRONG U.S. EMERGING GROWTH FUND
--------------------------------------------------------------------------------


                                                                         -----------------------
                                                                          Dec. 31,     Dec. 31,
Selected Per-Share Data(a)                                                 2000         1999
------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                     $19.59       $10.00
Income From Investment Operations:
    Net Investment Loss                                                  (0.19)       (0.11)
    Net Realized and Unrealized Gains on Investments                      0.22         9.99
------------------------------------------------------------------------------------------------
    Total from Investment Operations                                      0.03         9.88
Less Distributions:
    From Net Realized Gains                                              (0.45)       (0.29)
------------------------------------------------------------------------------------------------
    Total Distributions                                                  (0.45)       (0.29)
------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                           $19.17       $19.59
================================================================================================
Ratios and Supplemental Data
------------------------------------------------------------------------------------------------
    Total Return                                                         +0.3%       +98.9%
    Net Assets, End of Period (In Millions)                              $112        $36
    Ratio of Expenses to Average Net Assets Without
     Waivers and Absorptions                                              1.4%         1.9%
    Ratio of Expenses to Average Net Assets                               1.4%         1.8%
    Ratio of Net Investment Loss to Average Net Assets                   (1.2%)       (1.5%)
    Portfolio Turnover Rate                                             186.8%       281.1%

(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.

YOUR ACCOUNT

SHARE PRICE

Your transaction price for buying, selling, or exchanging shares of the funds or specific classes of the funds is the net asset value per share (NAV) for that fund or class of shares. NAV is generally calculated as of the close of trading on the New York Stock Exchange (NYSE) (usually 3:00 p.m. Central Time) every day the NYSE is open. If the NYSE closes at any other time, or if an emergency exists, NAV may be calculated at a different time. Your share price will be the next NAV calculated after we accept your order.

NAV is based on the market value of the securities in a fund's portfolio. If market prices are not available, NAV is based on a security's fair value as determined in good faith by us under the supervision of the Board of Directors of the Strong Funds.

((Side Box))
---------------------------------------------------------------
We determine the share price or NAV of a fund or class by dividing net assets attributable to the fund or class (the value of the investments, cash, and other assets attributable to the fund or class minus the liabilities attributable to the fund or class) by the number of fund or class shares outstanding.
---------------------------------------------------------------

FOREIGN SECURITIES
Some of the fund's portfolio securities may be listed on foreign exchanges that trade on days when we do not calculate an NAV. As a result, the fund's NAV may change on days when you will not be able to purchase or redeem shares. In addition, a foreign exchange may not value its listed securities at the same time that we calculate a fund's NAV. Events affecting the values of portfolio securities that occur between the time a foreign exchange assigns a price to the portfolio securities and the time when we calculate a fund's NAV generally will not be reflected in the fund's NAV. These events will be reflected in the fund's NAV when we, under the supervision of the Board of Directors of the Strong Funds, determine that they would have a material effect on the fund's NAV.

BUYING SHARES

INVESTMENT MINIMUMS: When buying shares, you must meet the following investment minimum requirements.


                                                 INITIAL INVESTMENT MINIMUM          ADDITIONAL INVESTMENT MINIMUM
-------------------------------------------- ------------------------------------ -------------------------------------
Regular accounts                             $2,500                               $50
-------------------------------------------- ------------------------------------ -------------------------------------
Education IRA accounts                       $500                                 $50
-------------------------------------------- ------------------------------------ -------------------------------------
Other IRAs and UGMA/UTMA accounts            $250                                 $50
-------------------------------------------- ------------------------------------ -------------------------------------
SIMPLE IRA, SEP-IRA, 403(b)(7), Keogh,       the lesser of $250 or $25 per month  $50
Pension Plan, and Profit Sharing Plan
accounts
-------------------------------------------- ------------------------------------ -------------------------------------

PLEASE REMEMBER...

o    You cannot use an Automatic Investment Plan with an Education IRA.

o If you open an employer-sponsored retirement plan account where we or one of our alliance partners provides document or administrative services, there is no initial investment minimum.

MULTIPLE CLASS PLAN
The ENTERPRISE FUND, the GROWTH 20 FUND, and the U.S. EMERGING GROWTH FUND each have adopted a multiple class plan. The ENTERPRISE FUND and the GROWTH 20 FUND offer Investor Class shares and Advisor Class shares. The U.S. EMERGING GROWTH FUND offers Investor Class shares. Each class is offered at its net asset value and is subject to fees and expenses that may differ between classes. The principal differences between each of the classes of shares are that the Advisor Class shares are subject to distribution fees and expenses under a 12b-1 plan and each class of shares is subject to different administrative and transfer agency fees and expenses.

BUYING INSTRUCTIONS
You can buy shares in several ways.

MAIL
You can open or add to an account by mail with a check made payable to Strong. Send it to the address listed on the back of this prospectus, along with your account application (for a new account) or an Additional Investment Form (for an existing account).

EXCHANGE OPTION
Sign up for the exchange option when you open your account. To add this option to an existing account, visit the Account Services area at WWW.STRONG.COM, or call 1-800-368-3863 for a Shareholder Account Options Form.

 ((Side Box))
-----------------------------------------------
                  QUESTIONS?
              Call 1-800-368-3863
                24 hours a day
                 7 days a week
-----------------------------------------------

EXPRESS PURCHASESM
You can make additional investments to your existing account directly from your bank account. If you didn't establish this option when you opened your account, visit the Account Services area at WWW.STRONG.COM or call us at 1-800-368-3863 for a Shareholder Account Options Form.

STRONG DIRECT(R)
You can use Strong Direct(R) to add to your investment from your bank account or to exchange shares between Strong Funds by calling 1-800-368-1050. See "Services for Investors" for more information.

STRONG ONLINE ACCOUNT ACCESS
You can use Strong online account access at WWW.STRONG.COM to add to your investment from your bank account or to exchange shares between Strong Funds. See "Services for Investors" for more information.

INVESTOR CENTERS
You can visit our Investor Center in Menomonee Falls, Wisconsin, near Milwaukee. Visit the Account Services area at WWW.STRONG.COM or call 1-800-368-3863 for hours, directions, and the location of our other Investor Centers.

WIRE
Call 1-800-368-3863 for instructions before wiring funds to open or add to an account. This helps to ensure that your account will be credited promptly and correctly.

AUTOMATIC INVESTMENT SERVICES
See "Services for Investors" for detailed information on all of our automatic investment services. You can sign up for these services when you open your account or you can add them later by visiting the Account Services area at WWW.STRONG.COM or by calling 1-800-368-3863 for the appropriate form.

BROKER-DEALER
You may purchase shares through a broker-dealer or other intermediary, who may charge you a fee. Broker-dealers, including each fund's distributor, and other intermediaries may also from time to time sponsor or participate in promotional programs pursuant to which investors receive incentives for establishing with the broker-dealer or intermediary an account and/or for purchasing shares of the Strong Funds through the account(s). Investors should contact the broker-dealer or intermediary and consult the Statement of Additional Information for more information about promotional programs.

PLEASE REMEMBER...
o We only accept checks payable to Strong.

o We do not accept cash, third-party checks, credit card convenience checks, or checks drawn on banks outside the U.S.

o You will be charged $20 for every check, wire, or Electronic Funds Transfer returned unpaid.

SELLING SHARES

You can access the money in your account by selling (also called redeeming) some or all of your shares by one of the methods that follow. After your redemption request is accepted, we normally send you the proceeds on the next business day.

SELLING INSTRUCTIONS
You can sell shares in several ways.

MAIL
Write a letter of instruction. It should specify your account number, the dollar amount or number of shares you wish to redeem, the names and signatures of the owners (or other authorized persons), and your mailing address. Then, mail it to the address listed on the back of this prospectus.

REDEMPTION OPTION
Sign up for the redemption option when you open your account or add it later by visiting the Account Services area at WWW.STRONG.COM or by calling 1-800-368-3863 to request a Shareholder Account Options Form. With this option, you may sell shares by phone or via the Internet and receive the proceeds in one of three ways:

(1) We can mail a check to your account's address. Checks will not be forwarded by the Postal Service, so please notify us if your address has changed.

(2) We can transmit the proceeds by Electronic Funds Transfer to a properly pre-authorized bank account. The proceeds usually will arrive at your bank two banking days after we process your redemption.

(3) For a $10 fee, we can transmit the proceeds by wire to a properly pre-authorized bank account. The proceeds usually will arrive at your bank the first banking day after we process your redemption.

STRONG DIRECT(R)
You can redeem shares through Strong Direct(R) at 1-800-368-1050. See "Services for Investors" for more information.

STRONG ONLINE ACCOUNT ACCESS
You can use Strong online account access at WWW.STRONG.COM to redeem shares. See "Services for Investors" for more information.

INVESTOR CENTERS
You can visit our Investor Center in Menomonee Falls, Wisconsin, near Milwaukee. Visit the Account Services area at WWW.STRONG.COM or call 1-800-368-3863 for hours, directions, and the location of our other Investor Centers.

SYSTEMATIC WITHDRAWAL PLAN
You can set up automatic withdrawals from your account at regular intervals. You can sign up for this service when you open your account, or you can add it later by visiting the Account Services area at WWW.STRONG.COM or by calling 1-800-368-3863 for the appropriate form. See "Services for Investors" for more information on this service and other automatic investment and withdrawal services.

BROKER-DEALER
You may sell shares through a broker-dealer or other intermediary, who may charge you a fee.

PLEASE REMEMBER...
o If you recently purchased shares, the payment of your redemption proceeds may be delayed by up to ten days to allow the purchase check or electronic transaction to clear.

o    Some transactions and requests require a signature guarantee.

o If you are selling shares you hold in certificate form, you must submit the certificates with your redemption request. Each registered owner must sign the certificates and all signatures must be guaranteed.

o With an IRA (or other retirement account), you will be charged (1) a $10 annual account maintenance fee for each account up to a maximum of $30 and
     (2) a $50 fee for transferring assets to another custodian or for closing an account.

o If you sell shares out of a non-IRA retirement account and you are eligible to roll the sale proceeds into another retirement plan, we will withhold for federal income tax purposes a portion of the sale proceeds unless you transfer all of the proceeds to an eligible retirement plan.

((Side Box))
---------------------------------------------
There may be special distribution requirements that apply to retirement accounts. For instructions on:

o Roth and Traditional IRA accounts, call 1-800-368-3863.

o SIMPLE IRA, SEP-IRA, 403(b)(7), Keogh, Pension Plan, Profit Sharing Plan, or 401(k) Plan accounts, call 1-800-368-2882.
----------------------------------------------


((Side Box))
------------------------------------------------------
SIGNATURE GUARANTEES help ensure that major transactions or changes to your account are in fact authorized by you. For example, we require a signature guarantee on written redemption requests for more than $100,000. You can obtain a signature guarantee for a nominal fee from most banks, brokerage firms, and other financial institutions. A notary public stamp or seal cannot be substituted for a signature guarantee.
------------------------------------------------------

ADDITIONAL POLICIES

DEPOSIT OF UNSPECIFIED CHECKS
When you do not clearly indicate the fund that you would like to purchase, we will deposit your check into the Strong Money Market Fund until you clarify your investment decision.

EARLY REDEMPTION FEE
The TECHNOLOGY 100 FUND can experience substantial price fluctuations and is intended for long-term investors. Short-term "market timers" engage in frequent purchases and redemptions that can disrupt a fund's investment program and create additional transaction costs that are borne by all shareholders. For these reasons, the fund charges a 1.00% fee on redemptions (including exchanges) of fund shares held for less than one month. Redemption fees will be paid to the fund. The fund will use the "first-in, first-out" (FIFO) method to determine the holding period.

HOUSEHOLDING
To reduce the volume of mail you receive, only one copy of financial reports, prospectuses, and other regulatory materials is mailed to your household. You can call us at 1-800-368-3863, or write to us at the address listed on the back of this prospectus, to request (1) additional copies free of charge or (2) that we discontinue our practice of householding regulatory materials.

INVESTING THROUGH A THIRD PARTY
If you invest through a third party (rather than directly with us), the policies and fees may be different than described in this prospectus. Banks, brokers, 401(k) plans, financial advisors, and financial supermarkets may charge transaction fees and may set different investment minimums or limitations on buying or selling shares. Consult a representative of your plan or financial institution for details.

LOW BALANCE ACCOUNT FEE
Because of the high cost of maintaining small accounts, an annual low balance account fee of $25 (or the value of the account if the account value is less than $25) will be charged to all accounts that fail to meet the initial investment minimum. The fee, which is payable to the transfer agent, will not apply to shareholders whose combined Strong Funds assets total $100,000 or more. We may waive the fee, in our discretion, in the event that a significant market correction lowers an account balance below the account's initial investment minimum.

MARKET TIMERS
The fund will consider the following factors to identify market timers: shareholders who have (1) requested an exchange out of the fund within 30 days of an earlier exchange request, (2) exchanged shares out of a fund more than twice in a calendar quarter, (3) exchanged shares equal to at least $5 million or more than 1% of a fund's net assets, or (4) otherwise seem to follow a timing pattern. Shares under common ownership or control are combined for purposes of these limits.

PURCHASES IN KIND
You may, if we approve, purchase shares of the fund with securities that are eligible for purchase by the fund (consistent with the fund's investment restrictions, policies, and goals) and that have a value that is readily ascertainable in accordance with the fund's valuation policies.

TELEPHONE AND ELECTRONIC TRANSACTIONS
We use reasonable procedures to confirm that telephone and electronic transaction requests are genuine. We may be responsible if we do not follow these procedures. You are responsible for losses resulting from fraudulent or unauthorized instructions received over the telephone or electronically, provided we reasonably believe the instructions were genuine. To safeguard your account, please keep your Strong Direct(R) and Strong online account access passwords confidential. Contact us immediately if you believe there is a discrepancy between a transaction you performed and the confirmation statement you received, or if you believe someone has obtained unauthorized access to your account or password.

During times of unusual market activity, our phones may be busy and you may experience a delay placing a telephone request. During these times, consider trying Strong Direct(R), our 24-hour automated telephone system, by calling 1-800-368-1050, or Strong online account access, at WWW.STRONG.COM. Please remember that you must have telephone redemption as an option on your account to redeem shares through Strong Direct(R) or Strong online account access.

VERIFICATION OF ACCOUNT STATEMENTS
You should contact us in writing regarding any errors or discrepancies within 60 days after the date of the statement confirming a transaction. The statement will be deemed correct if we do not hear from you within those 60 days.

DISTRIBUTIONS
------------------------------------------------------------------------------

DISTRIBUTION POLICY
To the extent they are available, each fund generally pays you dividends from net investment income and distributes any net capital gains that it realizes annually.

REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS
Your dividends and capital gains distributions will be automatically reinvested in additional shares of the fund or class, as applicable, that paid them, unless you choose otherwise. Your other options are to receive checks for these payments, have them automatically invested in another Strong Fund, or have them deposited into your bank account. If you elect to receive distributions paid by check, the fund may reinvest into your account uncashed distribution checks that remain outstanding for six months or more. To change the current option for payment of dividends and capital gains distributions, please call 1-800-368-3863.

TAXES
-------------------------------------------------------------------------------

TAXABLE DISTRIBUTIONS
Any net investment income and net short-term capital gains distributions you receive are generally taxable as ordinary dividend income at your income tax rate. Distributions of net capital gains are generally taxable as long-term capital gains. This is generally true no matter how long you have owned your shares and whether you reinvest your distributions or take them in cash. You may also have to pay taxes when you exchange or sell shares if your shares have increased in value since you bought them.

((Side Box))
------------------------------------------------------
Generally, if your investment is in a Traditional IRA or other TAX-DEFERRED ACCOUNT, your dividends and distributions will not be taxed at the time they are paid, but instead at the time you withdraw them from your account.
------------------------------------------------------

RETURN OF CAPITAL
If your fund's distributions exceed its earnings and profits, all or a portion of those distributions may be treated as a return of capital to you. A return of capital may be treated as a sale of your shares. It may also reduce the cost basis of your shares.

YEAR-END STATEMENT
To assist you in tax preparation, after the end of each calendar year, we send you a statement of your fund's ordinary dividends and net capital gains distributions (Form 1099).

BACKUP WITHHOLDING
By law, we must withhold 31% of your distributions and proceeds if (1) you are subject to backup withholding or (2) you have not provided us with complete and correct taxpayer information such as your Social Security number or tax identification number.

((Side Box))
-------------------------------------------------------
Unless your investment is in a tax-deferred retirement account such as an IRA, YOU MAY WANT TO AVOID:
o Investing a large amount in a fund close to the end of the calendar year. If the fund makes a capital gains distribution, you may receive some of your investment back as a taxable distribution.
o Selling shares of a mutual fund at a loss if you have purchased additional shares of the same fund within 30 days prior to the sale or if you plan to purchase additional shares of the same fund within 30 days following the sale. This is called a wash sale and you will not be allowed to claim a tax loss on this transaction.
-------------------------------------------------------

Because everyone's tax situation is unique, you should consult your tax professional for assistance.

SERVICES FOR INVESTORS

We provide you with a variety of services to help you manage your investment. For more details, call 1-800-368-3863, 24 hours a day, 7 days a week. These services include:

STRONG DIRECT (R) AUTOMATED TELEPHONE SYSTEM
Our 24-hour automated response system enables you to use a touch-tone phone to access current share prices, to access fund and account information, and to make purchases, exchanges, or redemptions among your existing accounts if you have elected these services, by calling 1-800-368-1050. Passwords help to protect your account information.

STRONG.COM
Visit us online at WWW.STRONG.COM to access your fund's performance and portfolio holding information. In addition to general information about investing, our web site offers daily performance information, portfolio manager commentaries, and information on available account options.

STRONG ONLINE ACCOUNT ACCESS
If you are a shareholder, you may access your account information 24 hours a day from your personal computer at WWW.STRONG.COM. Strong online account access allows you to view account history, account balances, and recent dividend activity, as well as to make purchases, exchanges, or redemptions among your existing accounts if you have elected these services. Additional planning tools and market information are also available. Encryption technology and passwords help to protect your account information. You may register to use Strong online account access at WWW.STRONG.COM.

STRONGMAIL
If you register for StrongMail at WWW.STRONGMAIL.COM, you will receive your fund's closing price by e-mail each business day. In addition, StrongMail offers market news and updates throughout the day.

STRONG EXCHANGE OPTION
You may exchange shares of a fund for shares of another Strong Fund, either in writing, by telephone, or through your personal computer, if the accounts are identically registered (with the same name, address, and taxpayer identification number). Please ask us for the appropriate prospectus and read it before investing in any of the Strong Funds. Remember, an exchange of shares of one Strong Fund for those of another Strong Fund is considered a sale and a purchase of shares for several purposes, including tax purposes and may result in a capital gain or loss. Some Strong Funds into which you may want to exchange may charge a redemption fee of 0.50% to 1.00% on the sale of shares held for 12 months or less, as described in the appropriate fund's prospectus. The TECHNOLOGY 100 FUND charges an early redemption fee of 1.00%. Purchases by exchange are subject to the investment requirements and other criteria of the fund or class purchased.

STRONG AUTOMATIC INVESTMENT SERVICES
You may invest or redeem automatically in the following ways, some of which may be subject to additional restrictions or conditions.

o    AUTOMATIC INVESTMENT PLAN (AIP)
     This plan allows you to make regular, automatic investments from your bank checking or savings account.

o    AUTOMATIC EXCHANGE PLAN
     This plan allows you to make regular, automatic exchanges from one eligible Strong Fund to another.

o    AUTOMATIC DIVIDEND REINVESTMENT
     Your dividends and capital gains will be automatically reinvested in additional shares, unless you choose otherwise. Your other options are to receive checks for these payments, have them automatically invested in another Strong Fund, or have them deposited into your bank account.

o    PAYROLL DIRECT DEPOSIT PLAN
     This plan allows you to send all or a portion of your paycheck, Social Security check, military allotment, or annuity payment to the Strong Funds of your choice.

o    SYSTEMATIC WITHDRAWAL PLAN
     This plan allows you to redeem a fixed sum from your account on a regular basis. Payments may be sent electronically to a bank account or as a check to you or anyone you properly designate.

STRONG RETIREMENT PLAN SERVICES
We offer a wide variety of retirement plans for individuals and institutions, including large and small businesses. For information on:

o INDIVIDUAL RETIREMENT PLANS, including Traditional IRAs and Roth IRAs, call 1-800-368-3863.

o QUALIFIED RETIREMENT PLANS, including SIMPLE IRAs, SEP-IRAs, 403(b)(7)s, Keoghs, Pension Plans, Profit Sharing Plans, and 401(k) Plans, call 1-800-368-2882.

SOME OF THESE SERVICES MAY BE SUBJECT TO ADDITIONAL RESTRICTIONS OR CONDITIONS. CALL 1-800-368-3863 FOR MORE INFORMATION.

RESERVED RIGHTS
-------------------------------------------------------------------------------

We reserve the right to:

o Refuse, change, discontinue, or temporarily suspend account services, including purchase, exchange, or telephone and Strong online account redemption privileges, for any reason.

o Reject any purchase request for any reason, including exchanges from other Strong Funds. Generally, we do this if the purchase or exchange is disruptive to the efficient management of a fund (due to the timing of the investment or an investor's history of excessive trading).

o    Change the minimum or maximum investment amounts.

o Delay sending out redemption proceeds for up to seven days (this generally only applies to very large redemptions without notice, excessive trading, or during unusual market conditions).

o Suspend redemptions or postpone payments when the NYSE is closed for any reason other than its usual weekend or holiday closings, when trading is restricted by the SEC, or under any emergency circumstances.

o Make a redemption in kind (a payment in portfolio securities rather than cash) if the amount you are redeeming is in excess of the lesser of (1) $250,000 or (2) 1% of the fund's assets. Generally, redemption in kind is used when large redemption requests may cause harm to the fund and its shareholders.

o Close any account that does not meet minimum investment requirements. We will give you notice and 60 days to increase your balance to the required minimum.

o    Waive the initial investment minimum at our discretion.

o Reject any purchase or redemption request that does not contain all required documentation.

o    Amend or terminate purchases in kind at any time.

FOR MORE INFORMATION

More information is available upon request at no charge, including:

SHAREHOLDER REPORTS: Additional information is available in the annual and semiannual report to shareholders. These reports contain a letter from management, discuss recent market conditions and investment strategies that significantly affected your investment's performance during the last fiscal year, and list portfolio holdings.

STATEMENT OF ADDITIONAL INFORMATION (SAI): The SAI contains more details about investment policies and techniques. A current SAI is on file with the SEC and is incorporated into this prospectus by reference. This means that the SAI is legally considered a part of this prospectus even though it is not physically contained within this prospectus.

To request information or to ask questions:

BY TELEPHONE                                         FOR HEARING-IMPAIRED (TDD)
1-414-359-1400 or 1-800-368-3863                     1-800-999-2780

BY MAIL                                              BY OVERNIGHT DELIVERY
Strong Funds                                         Strong Funds
P.O. Box 2936                                        900 Heritage Reserve
Milwaukee, WI 53201-2936                             Menomonee Falls, WI 53051

ON THE INTERNET                                      BY E-MAIL
View online or download documents:                   SERVICE@ESTRONG.COM
Strong Funds: WWW.STRONG.COM
SEC*: www.sec.gov


This prospectus is not an offer to sell securities in places other than the United States and its territories.

*INFORMATION ABOUT A FUND (INCLUDING THE SAI) CAN ALSO BE REVIEWED AND COPIED AT THE SECURITIES AND EXCHANGE COMMISSION'S PUBLIC REFERENCE ROOM IN WASHINGTON, D.C. YOU MAY CALL THE COMMISSION AT 1-202-942-8090 FOR INFORMATION ABOUT THE OPERATION OF THE PUBLIC REFERENCE ROOM. REPORTS AND OTHER INFORMATION ABOUT A FUND ARE ALSO AVAILABLE FROM THE EDGAR DATABASE ON THE COMMISSION'S INTERNET SITE AT WWW.SEC.GOV. YOU MAY OBTAIN A COPY OF THIS INFORMATION, AFTER PAYING A DUPLICATING FEE, BY SENDING A WRITTEN REQUEST TO THE COMMISSION'S PUBLIC REFERENCE SECTION, WASHINGTON, D.C. 20549-0102, OR BY SENDING AN ELECTRONIC REQUEST TO THE FOLLOWING E-MAIL ADDRESS: PUBLICINFO@SEC.GOV.

Strong Enterprise Fund, a series of Strong Equity Funds, Inc.,
SEC file number: 811-8100
Strong Growth 20 Fund, a series of Strong Equity Funds, Inc.,
SEC file number: 811-8100
Strong Technology 100 Fund, a series of Strong Equity Funds, Inc.,
SEC file number: 811-8100
Strong U.S. Emerging Growth Fund, a series of Strong Equity Funds, Inc., SEC file number: 811-8100